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Annual Report
July 31, 2001

MuniHoldings
New Jersey
Insured Fund, Inc.

www.mlim.ml.com

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

TO OUR SHAREHOLDERS

For the 12-month period ended July 31, 2001, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.733 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.04%, based on a month-end net asset value of $14.54 per share. During the same period, the total investment return on the Fund's Common Stock was +17.26%, based on a change in per share net asset value from $13.14 to $14.54, and assuming reinvestment of $0.727 per share ordinary income dividends.

For the six-month period ended July 31, 2001, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.01%; Series B, 2.96%; Series C, 3.04%; Series D, 3.11%; and Series E, 3.04%.

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June 2001 and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market,


                                     2 & 3

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Portfolio Strategy

For the first six months of the fiscal year ended July 31, 2001, we continued our strategy of seeking to reduce the Fund's volatility. With signs of a decline in US economic growth and consumer confidence, a significant decline in New Jersey interest rates began in November 2000 and continued through March 2001. As interest rates declined, we maintained our strategy of selling interest rate-sensitive issues. With the proceeds, we purchased bonds with a maturity range of 15 years-20 years.

By mid-April 2001, yields began to rise in reaction to higher energy and equity prices. In anticipation of weaker economic news and strong retail demand, as well as large June and July interest payments, we began to extend the Fund's duration by purchasing interest rate-sensitive bonds. In June and July 2001, interest rates declined slowly because of weak economic conditions and strong retail demand. Recently, we shifted the Fund back into a neutral position. Going forward, we expect to keep the Fund fully invested in an effort to enhance shareholder income.

The 300 basis point decline in short-term interest rates by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 2.5% range. This decline, in combination with a steep tax-exempt yield curve, benefited the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing costs for the Fund and increased yields for the Fund's Common Stock shareholders. However, should short-term tax-exempt interest rates rise, the benefits of leveraging will diminish and the yield paid to the Common Stock shareholder will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

September 5, 2001

Important Tax
Information
(unaudited)

All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund, Inc. during its taxable year ended July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

STATE
================================================================================
New Jersey -- 86.1%

  S&P    Moody's    Face
Ratings  Ratings   Amount  Issue                                                   Value
==========================================================================================
                           Bergen County, New Jersey, Utilities Authority,
                           Water PCR, Refunding, Series A (b):
AAA      Aaa      $ 1,000    5% due 12/15/2011                                    $  1,069
AAA      Aaa          700    5.375% due 12/15/2012                                     764
------------------------------------------------------------------------------------------
                           Camden County, New Jersey, Improvement Authority,
                           Lease Revenue Bonds (c):
AAA      Aaa        1,540    5.50% due 9/01/2016                                     1,642
AAA      Aaa        2,635    5.375% due 9/01/2019                                    2,745
------------------------------------------------------------------------------------------
NR*      Aaa          430  Carteret, New Jersey, Board of Education, COP, 6%
                           due 1/15/2024 (d)                                           476
------------------------------------------------------------------------------------------
AAA      Aaa        5,710  Casino Reinvestment Development Authority, New
                           Jersey, Parking Fee Revenue Bonds, Series A,
                           5.25% due 10/01/2017 (c)                                  5,867
------------------------------------------------------------------------------------------
AAA      Aaa        2,005  Delaware River and Bay Authority Revenue Bonds,
                           Series A, 5.625% due 1/01/2018 (a)                        2,156
------------------------------------------------------------------------------------------
                           Delaware River Port Authority of Pennsylvania and
                           New Jersey Revenue Bonds (c):
AAA      Aaa        5,000    5.50% due 1/01/2012                                     5,435
AAA      Aaa        5,000    5.625% due 1/01/2013                                    5,460
AAA      Aaa          500    5.75% due 1/01/2015                                       545
AAA      Aaa        4,365    6% due 1/01/2018                                        4,823
AAA      Aaa        5,500    6% due 1/01/2019                                        6,060
AAA      Aaa        2,425    (Port District Project), Series B, 5.625% due
                             1/01/2026                                               2,571
------------------------------------------------------------------------------------------
AAA      Aaa        7,895  East Orange, New Jersey, Board of Education, COP,
                           5.50% due 8/01/2012 (c)                                   8,697
------------------------------------------------------------------------------------------
NR*      Aaa        1,000  East Orange, New Jersey, Water Utility, GO,
                           Refunding, 5.70% due 6/15/2022 (a)                        1,068
------------------------------------------------------------------------------------------
NR*      Aaa        4,000  Essex County, New Jersey, Improvement Authority,
                           Lease Revenue Bonds (Correctional
                           Facility Project), 6% due 10/01/2025 (b)                  4,421
------------------------------------------------------------------------------------------
AAA      Aaa        3,300  Essex County, New Jersey, Improvement Authority,
                           Lease Revenue Refunding Bonds (County Jail and
                           Youth House Project), 5.35% due 12/01/2024 (a)            3,400
------------------------------------------------------------------------------------------
                           Essex County, New Jersey, Improvement Authority,
                           Utility System Revenue Bonds (d):
AAA      Aaa        2,705    (East Orange Franchise), 6% due 7/01/2018               2,965
AAA      Aaa        3,050    (Orange Franchise), Series A, 5.75% due 7/01/2027       3,233
------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
EDA     Economic Development Authority
GO      General Obligation Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                     4 & 5

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

STATE
================================================================================
New Jersey
(continued)

  S&P    Moody's    Face
Ratings  Ratings   Amount  Issue                                                   Value
==========================================================================================
NR*      Aaa      $ 4,150  Essex County, New Jersey, Utilities Authority, Solid
                           Waste Revenue Refunding Bonds, Series A,
                           4.80% due 4/01/2014 (c)                                $  4,223
------------------------------------------------------------------------------------------
                           Ewing Township, New Jersey, School District, School
                           GO (b):
NR*      Aaa        1,805    5.30% due 8/01/2019                                     1,861
NR*      Aaa        1,780    5.30% due 8/01/2020                                     1,833
------------------------------------------------------------------------------------------
AAA      Aaa        1,500  Hoboken, New Jersey, Parking Authority, Parking
                           Revenue Bonds, Series A, 5.30% due 5/01/2027 (a)          1,549
------------------------------------------------------------------------------------------
AAA      Aaa        2,040  Hopewell Valley, New Jersey, Regional School
                           District, GO, Refunding, 5% due 8/15/2014 (b)             2,118
------------------------------------------------------------------------------------------
AAA      Aaa          765  Jersey City, New Jersey, GO, Refunding, Quality
                           School, Series A, 5.375% due 9/01/2017 (c)                  807
------------------------------------------------------------------------------------------
AAA      Aaa        1,170  Lacey Township, New Jersey, School District, GO,
                           5.25% due 4/01/2026 (b)                                   1,199
------------------------------------------------------------------------------------------
                           Lafayette Yard, New Jersey, Community Development
                           Revenue Bonds (Hotel/Conference Center Project --
                           Trenton) (d):
NR*      Aaa        1,125    6.125% due 4/01/2016                                    1,270
NR*      Aaa        5,250    6% due 4/01/2029                                        5,798
------------------------------------------------------------------------------------------
AAA      Aaa          825  Lopatcong Township, New Jersey, Board of Education,
                           GO, 5.70% due 7/15/2025 (c)                                 885
------------------------------------------------------------------------------------------
AAA      Aaa        1,000  Marlboro Township, New Jersey, Board of Education,
                           GO, 5.25% due 7/15/2017 (c)                               1,037
------------------------------------------------------------------------------------------
                           Middlesex County, New Jersey, COP (d):
AAA      Aaa        1,375    5.50% due 8/01/2016                                     1,477
AAA      Aaa        3,030    5.25% due 6/15/2023                                     3,103
AAA      Aaa        3,000    5% due 8/01/2031                                        3,000
------------------------------------------------------------------------------------------
                           Middlesex County, New Jersey, Improvement Authority,
                           Lease Revenue Bonds (Educational Services Commission
                           Projects):
AAA      Aaa        3,970    5.70% due 7/15/2020                                     4,295
AAA      Aaa        5,270    6% due 7/15/2025                                        5,846
------------------------------------------------------------------------------------------
AAA      Aaa          500  Middlesex County, New Jersey, Improvement Authority
                           Revenue Bonds (Senior Citizens Housing Project), AMT,
                           5.50% due 9/01/2030 (a)                                     521
------------------------------------------------------------------------------------------
AAA      Aaa        1,475  Middletown Township, New Jersey, Board of Education,
                           GO, Refunding, 5% due 8/01/2016 (c)                       1,512
------------------------------------------------------------------------------------------
                           Monmouth County, New Jersey, Improvement Authority,
                           Revenue Refunding Bonds (a):
AAA      Aaa        1,540    5.35% due 12/01/2017                                    1,616
AAA      Aaa        1,470    5.375% due 12/01/2018                                   1,542
------------------------------------------------------------------------------------------
NR*      Aaa        1,000  Monroe Township, New Jersey, Municipal Utilities
                           Authority, Middlesex County Revenue Refunding Bonds,
                           5.25% due 2/01/2016 (b)                                   1,046
------------------------------------------------------------------------------------------
AAA      Aaa        2,304  Mount Laurel Township, New Jersey, Board of
                           Education, GO, 5.60% due 8/01/2019 (b)                    2,434
------------------------------------------------------------------------------------------
AAA      Aaa        3,110  New Jersey EDA, Construction Revenue Bonds, GO
                           (School Facilities), Series A, 5.50% due 6/15/2012 (a)    3,440
------------------------------------------------------------------------------------------
A1+      P1           100  New Jersey EDA, Economic Development Revenue
                           Refunding Bonds (Stolthaven Project), VRDN, Series A,
                           2.55% due 1/15/2018 (g)                                     100
------------------------------------------------------------------------------------------
AAA      Aaa        5,000  New Jersey EDA, Lease Revenue Bonds (University of
                           Medicine and Dentistry -- International Center for
                           Public Health Project), 6% due 6/01/2032 (a)              5,479
------------------------------------------------------------------------------------------
                           New Jersey EDA, Natural Gas Facilities, Revenue
                           Refunding Bonds, AMT:
AAA      Aaa       18,920    (NUI Corporation Projects), Series A, 5.70%
                             due 6/01/2032 (d)                                      19,911
A1+c     VMIG1@     4,200    (New Jersey Natural Gas Co. Project), VRDN,
                             Series A, 2.70% due 8/01/2030 (a)(g)                    4,200
NR*      Aaa        3,155    RIB, Series 161, 8.51% due 6/01/2032 (d)(f)             3,486
------------------------------------------------------------------------------------------
                           New Jersey EDA, Parking Facility Revenue Bonds
                           (Elizabeth Development Company Project) (b):
AAA      Aaa        1,430    5.60% due 10/15/2019                                    1,517
AAA      Aaa        1,000    5.60% due 10/15/2026                                    1,057
------------------------------------------------------------------------------------------
AAA      NR*        4,580  New Jersey EDA, Revenue Bonds, DRIVERS, Series 219,
                           9.59% due 5/01/2016 (c)(f)                                5,495
------------------------------------------------------------------------------------------
                           New Jersey EDA, School Facilities Construction
                           Revenue Bonds, Series A (a):
AAA      Aaa        1,100    5.125% due 6/15/2014                                    1,154
AAA      Aaa        7,000    5.25% due 6/15/2017                                     7,295
AAA      Aaa        7,200    5.25% due 6/15/2018                                     7,475
------------------------------------------------------------------------------------------
                           New Jersey EDA, State Lease Revenue Bonds (State
                           Office Buildings Projects) (a):
AAA      Aaa        3,000    6% due 6/15/2015                                        3,356
AAA      Aaa        4,620    6.25% due 6/15/2020                                     5,209
------------------------------------------------------------------------------------------
AAA      Aaa        2,550  New Jersey EDA, Water Facilities Revenue Bonds
                           (Middlesex Water Company Project), AMT,
                           5.35% due 2/01/2038 (d)                                   2,602
------------------------------------------------------------------------------------------
                           New Jersey EDA, Water Facilities Revenue Refunding
                           Bonds (United Water of New Jersey Inc. Project),
                           VRDN (a)(g):
A1+      VMIG1@     1,800    AMT, Series C, 2.70% due 11/01/2025                     1,800
A1+      VMIG1@       200    Series A, 2.60% due 11/01/2026                            200
A1+      VMIG1@     1,200    Series B, 2.65% due 11/01/2025                          1,200
------------------------------------------------------------------------------------------
AAA      Aaa        2,820  New Jersey Health Care Facilities Financing Authority
                           Revenue Bonds (Society of the Valley Hospital),
                           5.375% due 7/01/2025 (a)                                  2,914
------------------------------------------------------------------------------------------
                           New Jersey Health Care Facilities Financing
                           Authority, Revenue Refunding Bonds (c):
AAA      Aaa        1,000    (Meridian Health System Obligation Group), 5.375%
                             due 7/01/2024                                           1,034
AAA      Aaa        3,235    (Virtua Health Issue), 4.50% due 7/01/2028              2,955
------------------------------------------------------------------------------------------
AAA      Aaa        2,400  New Jersey Sports and Exposition Authority, State
                           Contract Revenue Bonds, Series A, 6% due 3/01/2013 (d)    2,701
------------------------------------------------------------------------------------------
                           New Jersey State Educational Facilities Authority
                           Revenue Bonds:
AAA      Aaa        8,905    (Capital Improvement Fund), Series A, 5.75% due
                             9/01/2017 (c)                                           9,679
AAA      Aaa        9,420    (Capital Improvement Fund), Series A, 5.75% due
                             9/01/2018 (c)                                          10,217
AAA      Aaa        2,000    (Princeton Theological), Series B, 5.90% due
                             7/01/2026                                               2,128
AAA      Aaa        4,000    (Trenton State College), Series A, 5.75% due
                             7/01/2006 (d)(e)                                        4,431
------------------------------------------------------------------------------------------
                           New Jersey State Educational Facilities Authority,
                           Revenue Refunding Bonds:
AAA      Aaa        2,375    (Rowan University), Series C, 5.25% due 7/01/2017 (b)   2,483
AAA      Aaa        2,820    (Rowan University), Series C, 5.25% due 7/01/2018 (b)   2,936
AAA      Aaa        2,635    (Rowan University), Series C, 5.25% due 7/01/2019 (b)   2,730
AAA      Aaa          350    (Seton Hall University Project), Series A, 5.25%
                             due 7/01/2012 (a)                                         377
AAA      Aaa          660    (Seton Hall University Project), Series A, 5.25%
                             due 7/01/2013 (a)                                         705
AAA      Aaa          500    (Seton Hall University Project), Series A, 5.25%
                             due 7/01/2014 (a)                                         531
AAA      Aaa          400    (Seton Hall University Project), Series A, 5.25%
                             due 7/01/2015 (a)                                         421
AAA      Aaa          200    (Seton Hall University Project), Series A, 5.25%
                             due 7/01/2016 (a)                                         209
AAA      Aaa        4,000    (University of Medicine and Dentistry), Series B,
                             5.25% due 12/01/2017 (a)                                4,108
------------------------------------------------------------------------------------------


                                     6 & 7

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

STATE
================================================================================
New Jersey
(concluded)

  S&P    Moody's    Face
Ratings  Ratings   Amount  Issue                                                   Value
==========================================================================================
                           New Jersey State Highway Authority, Garden State
                           Parkway, General Revenue Refunding Bonds:
AAA      Aaa      $ 3,200    5.75% due 1/01/2015 (b)                              $  3,511
AA-      A1         1,900    5.625% due 1/01/2030                                    2,020
------------------------------------------------------------------------------------------
                           New Jersey State Housing and Mortgage Finance Agency,
                           Home Buyer Revenue Bonds (d):
AAA      Aaa        9,880    AMT, Series K, 6.375% due 10/01/2026                   10,312
AAA      Aaa        1,555    AMT, Series M, 6.95% due 10/01/2022                     1,642
AAA      Aaa        5,580    AMT, Series M, 7% due 10/01/2026                        5,900
AAA      Aaa        1,000    AMT, Series U, 5.60% due 10/01/2012                     1,066
AAA      Aaa        2,820    AMT, Series U, 5.65% due 10/01/2013                     3,000
AAA      Aaa        3,000    AMT, Series U, 5.75% due 4/01/2018                      3,139
AAA      Aaa        2,320    AMT, Series U, 5.85% due 4/01/2029                      2,422
AAA      Aaa        2,540    Series L, 6.65% due 10/01/2014                          2,673
------------------------------------------------------------------------------------------
                           New Jersey State Housing and Mortgage Finance Agency,
                           Home Buyer Revenue Refunding Bonds, AMT, Series S (d):
AAA      Aaa        2,440    5.95% due 10/01/2017                                    2,565
AAA      Aaa        2,050    6.05% due 10/01/2028                                    2,149
------------------------------------------------------------------------------------------
                           New Jersey State Transit Corporation, COP (Federal
                           Transit Administration Grants) (a):
AAA      Aaa        4,000    Series A, 6% due 9/15/2013                              4,473
AAA      Aaa        5,000    Series A, 6.125% due 9/15/2015                          5,594
AAA      Aaa       10,500    Series B, 5.50% due 9/15/2010                          11,575
------------------------------------------------------------------------------------------
                           New Jersey State Transportation Trust Fund Authority,
                           Transportation System Revenue Bonds, Series A:
AAA      Aaa        4,265    6% due 6/15/2014 (c)                                    4,805
AAA      NR*       13,910    5.25% due 6/15/2015 (d)                                14,529
AAA      Aaa        3,000    5.75% due 6/15/2015 (d)                                 3,374
AA       Aa2        2,740    6% due 6/15/2016                                        3,048
AA       Aa2        7,500    6% due 6/15/2019                                        8,286
------------------------------------------------------------------------------------------
AAA      Aaa        3,000  New Jersey State Transportation Trust Fund Authority,
                           Transportation System Revenue Refunding Bonds,
                           Series B, 6.50% due 6/15/2010 (d)                         3,536
------------------------------------------------------------------------------------------
                           New Jersey State Turnpike Authority, Turnpike Revenue
                           Refunding Bonds (d):
AAA      Aaa       20,000    Series A, 5.75% due 1/01/2019                          21,531
AAA      Aaa        5,520    Series C, 6.50% due 1/01/2016                           6,610
------------------------------------------------------------------------------------------
                           North Bergen Township, New Jersey, Board of Education,
                           COP (c):
NR*      Aaa        1,250    5% due 12/15/2018                                       1,272
NR*      Aaa        1,000    6% due 12/15/2019                                       1,119
NR*      Aaa        1,580    6.25% due 12/15/2020                                    1,801
NR*      Aaa        1,680    6.25% due 12/15/2021                                    1,914
------------------------------------------------------------------------------------------
NR*      Aaa        3,035  Orange Township, New Jersey, Municipal Utility and
                           Lease, GO, Refunding, Series C,
                           5.10% due 12/01/2017 (d)                                  3,109
------------------------------------------------------------------------------------------
                           Passaic County, New Jersey, GO, Refunding (c):
NR*      Aaa        2,085    5.25% due 6/01/2012                                     2,262
NR*      Aaa        2,080    5.25% due 6/01/2013                                     2,238
NR*      Aaa        2,170    5.25% due 6/01/2014                                     2,320
NR*      Aaa        2,360    5.25% due 6/01/2015                                     2,502
NR*      Aaa        2,350    5.25% due 6/01/2016                                     2,475
------------------------------------------------------------------------------------------
                           Paterson, New Jersey, Public School District, COP (d):
NR*      Aaa        1,980    6.125% due 11/01/2015                                   2,232
NR*      Aaa        2,000    6.25% due 11/01/2019                                    2,247
------------------------------------------------------------------------------------------
AAA      Aaa        1,295  Pennsauken Township, New Jersey, School District,
                           GO, Refunding, 5% due 3/01/2010 (c)                       1,381
------------------------------------------------------------------------------------------
                           Salem County, New Jersey, Industrial Pollution Control
                           Financing Authority, Revenue Refunding Bonds:
AAA      Aaa        5,000    (Atlantic City Electric Company), 6.15% due
                             6/01/2029 (c)                                           5,445
AAA      Aaa        2,000    (Public Service Electric & Gas), Series C, 5.55%
                             due 11/01/2033 (d)                                      2,056
------------------------------------------------------------------------------------------
                           South Jersey Transportation Authority, New Jersey,
                           Transportation System Revenue Refunding Bonds (a):
AAA      Aaa        2,565    5.25% due 11/01/2013                                    2,734
AAA      Aaa        4,000    5% due 11/01/2017                                       4,080
------------------------------------------------------------------------------------------
AAA      Aaa        4,325  Trenton, New Jersey, Parking Authority, Parking
                           Revenue Bonds, DRIVERS, Series 221, 9.59% due
                           4/01/2026 (b)(f)                                          5,173
------------------------------------------------------------------------------------------
                           West Deptford Township, New Jersey, GO (b):
NR*      Aaa        4,170    5.625% due 9/01/2026                                    4,446
NR*      Aaa        4,410    5.625% due 9/01/2027                                    4,700
NR*      Aaa        3,615    5.625% due 9/01/2028                                    3,850
NR*      Aaa        4,940    5.625% due 9/01/2029                                    5,259
------------------------------------------------------------------------------------------
                           West Orange, New Jersey, Board of Education, COP (d):
NR*      Aaa        2,040    5.75% due 10/01/2014                                    2,243
NR*      Aaa        3,590    6% due 10/01/2024                                       3,953
------------------------------------------------------------------------------------------
AAA      Aaa        1,600  West Windsor-Plainsboro, New Jersey, Regional School
                           District, GO, 5.50% due 12/01/2013 (b)                    1,699
------------------------------------------------------------------------------------------

================================================================================
New York--8.9%

AAA      Aaa        8,270  Port Authority of New York and New Jersey,
                           Consolidated Revenue Bonds, 116th Series, 5.25% due
                           10/01/2014 (b)                                            8,605
------------------------------------------------------------------------------------------
AAA      Aaa        4,750  Port Authority of New York and New Jersey,
                           Consolidated Revenue Refunding Bonds, AMT, 119th
                           Series, 5.50% due 9/15/2019 (b)                           4,896
------------------------------------------------------------------------------------------
AAA      Aaa        2,500  Port Authority of New York and New Jersey, Revenue
                           Refunding Bonds, Series 121, 5.25% due 10/15/2025 (d)     2,557
------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Special
                           Obligation Revenue Bonds, AMT (d):
AAA      NR*        2,375    DRIVERS, Series 192, 8.69% due 12/01/2025 (f)           2,637
AAA      Aaa       13,500    (JFK International Air Terminal--Special Project),
                             Series 6, 6.25% due 12/01/2011                         15,726
AAA      Aaa        1,500    (JFK International Airport Terminal), Series 6,
                             6.25% due 12/01/2015                                    1,756
NR*      Aaa        2,165    (JFK International Air Terminal LLC), RIB, Series
                             157, 8.58% due 12/01/2022 (f)                           2,466
------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Special
                           Obligation Revenue Refunding Bonds (Versatile
                           Structure Obligation), VRDN (g):
A1+      VMIG1@       200    AMT, Series 4, 2.75% due 4/01/2024                        200
A1+      VMIG1@     3,200    Series 2, 2.65% due 5/01/2019                           3,200
A1+      VMIG1@     3,000    Series 3, 2.65% due 6/01/2020                           3,000
A1+      VMIG1@       600    Series 5, 2.65% due 8/01/2024                             600
==========================================================================================


                                     8 & 9

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

================================================================================
Puerto Rico--6.2%

  S&P    Moody's    Face
Ratings  Ratings   Amount  Issue                                                   Value
==========================================================================================
NR*      Aaa      $ 7,875  Puerto Rico Commonwealth, GO, RIB, Series 365, 9.28%
                           due 7/01/2005 (d)(e)(f)                                $  9,724
------------------------------------------------------------------------------------------
A        Baa1       6,000  Puerto Rico Commonwealth Highway and Transportation
                           Authority, Transportation Revenue Bonds, Series B, 6%
                           due 7/01/2026 (c)                                         6,313
------------------------------------------------------------------------------------------
AAA      Aaa        2,355  Puerto Rico Electric Power Authority, Power Revenue
                           Bonds, Series X, 5.50% due 7/01/2025 (d)                  2,406
------------------------------------------------------------------------------------------
                           Puerto Rico Industrial Tourist, Educational, Medical
                           and Environmental Control Facilities Revenue Bonds,
                           Series A:
AAA      Aaa        1,780    (Hospital Auxilio Mutuo Obligation Group), 6.25%
                             due 7/01/2024 (d)                                       1,899
AA       Aa2        1,750    (Hospital de la Concepcion), 6.50% due 11/15/2020       1,986
------------------------------------------------------------------------------------------
AAA      Aaa        1,500  Puerto Rico Ports Authority Revenue Bonds, AMT,
                           Series D, 6% due 7/01/2021 (b)                            1,503
------------------------------------------------------------------------------------------
AAA      Aaa        7,120  Puerto Rico Public Financing Corporation Revenue Bonds
                           (Commonwealth Appropriation), Series A, 5.50% due
                           8/01/2019 (d)                                             7,570
==========================================================================================
Total Investments (Cost--$493,074)--101.2%                                         515,218
Liabilities in Excess of Other Assets--(1.2%)                                       (6,305)
                                                                                  --------
Net Assets--100.0%                                                                $508,913
                                                                                  ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
@     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of July 31, 2001 were as follows:

                                  Percent of
S&P Rating/Moody's Rating         Net Assets
--------------------------------------------
AAA/Aaa........................... 94.2%
AA/Aa.............................  3.0
A/A...............................  1.2
Other+............................  2.8
--------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of July 31, 2001
====================================================================================================================================
Assets:              Investments, at value (identified cost -- $493,073,719)........................                    $515,217,909
                     Cash...........................................................................                          43,949
                     Interest receivable............................................................                       6,010,664
                     Prepaid expenses and other assets..............................................                          35,291
                                                                                                                        ------------
                     Total assets...................................................................                     521,307,813
                                                                                                                        ------------
====================================================================================================================================
Liabilities:         Payables:
                       Securities purchased.........................................................    $ 11,855,117
                       Dividends to shareholders....................................................         247,081
                       Investment adviser...........................................................         208,788      12,310,986
                                                                                                        ------------
                     Accrued expenses...............................................................                          84,161
                                                                                                                        ------------
                     Total liabilities..............................................................                      12,395,147
                                                                                                                        ------------
====================================================================================================================================
Net Assets:          Net assets.....................................................................                    $508,912,666
                                                                                                                        ============
====================================================================================================================================
Capital:             Capital Stock (200,000,000 shares authorized):
                       Preferred Stock, par value $.10 per share (8,120 shares of AMPS*
                         issued and outstanding at $25,000 per share liquidation preference) .......                    $203,000,000
                       Common Stock, par value $.10 per share (21,038,614 shares issued and
                         outstanding)...............................................................   $  2,103,861
                     Paid-in capital in excess of par...............................................     316,324,239
                     Undistributed investment income -- net.........................................       1,440,501
                     Accumulated realized capital losses on investments -- net......................     (35,873,786)
                     Accumulated distributions in excess of realized capital gains on
                     investments -- net.............................................................        (226,339)
                     Unrealized appreciation on investments -- net..................................      22,144,190
                                                                                                        ------------
                     Total -- Equivalent to $14.54 net asset value per share of Common Stock
                     (market price -- $12.64).......................................................                     305,912,666
                                                                                                                        ------------
                     Total capital..................................................................                    $508,912,666
                                                                                                                        ============
====================================================================================================================================

*Auction Market Preferred Stock.

See Notes to Financial Statements.


                                     10 & 11

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

STATEMENT OF OPERATIONS

                     For the Year Ended July 31, 2001
===================================================================================================================================
Investment Income:   Interest.........................................................                                 $ 23,623,570
===================================================================================================================================
Expenses:            Investment advisory fees.........................................              $  2,485,792
                     Commission fees..................................................                   475,291
                     Accounting services..............................................                   137,385
                     Transfer agent fees..............................................                    68,194
                     Professional fees................................................                    66,461
                     Custodian fees...................................................                    35,895
                     Listing fees.....................................................                    33,256
                     Printing and shareholder reports.................................                    29,914
                     Directors' fees and expenses.....................................                    28,339
                     Pricing fees.....................................................                    24,079
                     Other............................................................                    30,882
                                                                                                    ------------
                     Total expenses before reimbursement..............................                 3,415,488
                     Reimbursement of expenses........................................                  (280,989)
                                                                                                    ------------
                     Total expenses after reimbursement...............................                                    3,134,499
                                                                                                                       ------------
                     Investment income -- net.........................................                                   20,489,071
                                                                                                                       ------------
===================================================================================================================================
Realized &           Realized loss on investments -- net..............................                                      (26,158)
Unrealized Gain      Change in unrealized appreciation/depreciation on
(Loss) On            investments -- net...............................................                                   25,706,635
Investments -- Net:                                                                                                    ------------
                     Net Increase in Net Assets Resulting from Operations.............                                 $ 46,169,548
                                                                                                                       ============
===================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                                 July 31,
                                                                                                    -------------------------------
                     Increase (Decrease) in Net Assets:                                                 2001                2000
===================================================================================================================================
Operations:          Investment income -- net.........................................              $ 20,489,071       $ 12,330,960
                     Realized loss on investments -- net..............................                   (26,158)       (22,774,839)
                     Change in unrealized appreciation/depreciation on
                     investments -- net...............................................                25,706,635         23,363,613
                                                                                                    ------------       ------------
                     Net increase in net assets resulting from operations.............                46,169,548         12,919,734
                                                                                                    ------------       ------------
===================================================================================================================================
Dividends to         Investment income -- net:
Shareholders:          Common Stock...................................................               (13,742,015)        (8,002,927)
                       Preferred Stock................................................                (6,446,254)        (4,279,115)
                                                                                                    ------------       ------------
                     Net decrease in net assets resulting from dividends to
                     shareholders.....................................................               (20,188,269)       (12,282,042)
                                                                                                    ------------       ------------
===================================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock resulting from
Transactions:        reorganization...................................................                45,753,117        132,197,334
                     Proceeds from issuance of Preferred Stock resulting from
                     reorganization...................................................                28,000,000        107,000,000
                     Offering costs resulting from the initial issuance of
                     Common Stock.....................................................                   (24,359)                --
                     Write-off of offering costs resulting from the initial issuance
                     of Preferred Stock...............................................                    67,167                 --
                                                                                                    ------------       ------------
                     Net increase in net assets derived from capital stock
                     transactions.....................................................                73,795,925        239,197,334
                                                                                                    ------------       ------------
===================================================================================================================================
Net Assets:          Total increase in net assets.....................................                99,777,204        239,835,026
                     Beginning of year................................................               409,135,462        169,300,436
                                                                                                    ------------       ------------
                     End of year*.....................................................              $508,912,666       $409,135,462
                                                                                                    ------------       ------------
===================================================================================================================================
                     *Undistributed investment income -- net..........................              $  1,440,501       $  1,142,342
                                                                                                    ============       ============
===================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

FINANCIAL HIGHLIGHTS


The following per share data and ratios have been derived                          For the Year Ended         For the Period
from information provided in the financial statements.                                   July 31,             March 11, 1998@
                                                                            ---------------------------------   to July 31,
Increase (Decrease) in Net Asset Value:                                       2001         2000        1999        1998
=========================================================================================================================
Per Share              Net asset value, beginning of period..............   $  13.14     $  14.47    $  15.09    $  15.00
Operating                                                                   --------     --------    --------    --------
Performance:           Investment income -- net..........................       1.08         1.07        1.13         .46
                       Realized and unrealized gain (loss) on
                       investments -- net................................       1.39        (1.27)       (.58)        .16
                                                                            --------     --------    --------    --------
                       Total from investment operations..................       2.47         (.20)        .55         .62
                                                                            --------     --------    --------    --------
                       Less dividends and distributions to Common Stock
                       shareholders:
                         Investment income -- net........................       (.73)        (.78)       (.81)       (.26)
                         Realized gain on investments -- net.............         --           --        (.01)         --
                         In excess of realized gain on investments -- net         --           --        (.03)         --
                                                                            --------     --------    --------    --------
                       Total dividends and distributions to Common Stock
                       shareholders......................................       (.73)        (.78)       (.85)       (.26)
                                                                            --------     --------    --------    --------
                       Capital charge resulting from issuance of Common
                       Stock.............................................         --##         --          --        (.03)
                                                                            --------     --------    --------    --------
                       Effect of Preferred Stock activity:
                         Dividends and distributions to Preferred Stock
                         shareholders:
                           Investment income -- net......................       (.34)        (.35)       (.30)       (.12)
                           Realized gain on investments -- net...........         --           --        (.02)         --
                       Capital write-off (charge) resulting from
                       issuance of Preferred Stock.......................         --##         --          --        (.12)
                                                                            --------     --------    --------    --------
                       Total effect of Preferred Stock activity..........       (.34)        (.35)       (.32)       (.24)
                                                                            --------     --------    --------    --------
                       Net asset value, end of period....................   $  14.54     $  13.14    $  14.47    $  15.09
                                                                            ========     ========    ========    ========
                       Market price per share, end of period.............   $  12.64     $11.6875    $13.4375    $ 15.375
                                                                            ========     ========    ========    ========
=========================================================================================================================
Total Investment       Based on market price per share...................     14.60%       (7.13%)     (7.44%)      4.29%#
Return:**                                                                   ========     ========    ========    ========
                       Based on net asset value per share................     17.26%       (3.04%)      1.56%       2.35%#
                                                                            ========     ========    ========    ========
=========================================================================================================================
Ratios Based on        Total expenses, net of reimbursement and
Average Net Assets of  excluding reorganization expenses***..............      1.18%        1.27%       1.22%         29%*
Common Stock:                                                               ========     ========    ========    ========
                       Total expenses, net of reimbursement***...........      1.18%        1.55%       1.22%        .29%*
                                                                            ========     ========    ========    ========
                       Total expenses***.................................      1.29%        1.67%       1.31%       1.21%*
                                                                            ========     ========    ========    ========
                       Total investment income -- net***.................      7.72%        8.52%       7.32%       8.17%*
                                                                            ========     ========    ========    ========
                       Amount of dividends to Preferred Stock
                       shareholders......................................      2.43%        2.96%       1.93%       2.14%*
                                                                            ========     ========    ========    ========
                       Investment income -- net, to Common Stock
                       shareholders......................................      5.29%        5.56%       5.39%       6.03%*
                                                                            ========     ========    ========    ========
=========================================================================================================================
Ratios Based on        Total expenses, net of reimbursement and
Total Average          excluding reorganization expenses.................       .69%         .72%        .75%        .18%*
Net Assets:+++***                                                           ========     ========    ========    ========
                       Total expenses, net of reimbursement..............       .69%         .88%        .75%        .18%*
                                                                            ========     ========    ========    ========
                       Total expenses....................................       .76%         .94%        .80%        .76%*
                                                                            ========     ========    ========    ========
                       Total investment income -- net....................      4.53%        4.81%       4.48%       5.13%*
                                                                            ========     ========    ========    ========
=========================================================================================================================
Ratios Based on        Dividends to Preferred Stock shareholders.........      3.46%        3.84%       3.04%       3.61%*
Average Net Assets of                                                       ========     ========    ========    ========
Preferred Stock:
=========================================================================================================================
Supplemental Data:     Net assets, net of Preferred Stock, end of period
                       (in thousands)....................................   $305,913     $234,135    $101,300    $104,967
                                                                            ========     ========    ========    ========
                       Preferred Stock outstanding, end of period
                       (in thousands)....................................   $203,000     $175,000    $ 68,000    $ 68,000
                                                                            ========     ========    ========    ========
                       Portfolio turnover................................     55.60%      100.11%      64.93%      32.46%
                                                                            ========     ========    ========    ========
=========================================================================================================================
Leverage:              Asset coverage per $1,000.........................   $  2,507     $  2,338    $  2,490    $  2,544
                                                                            ========     ========    ========    ========
=========================================================================================================================
Dividends Per Share    Series A -- Investment income -- net..............   $    830     $    896    $    763    $    317
On Preferred Stock                                                          ========     ========    ========    ========
Outstanding:++         Series B -- Investment income -- net..............   $    872     $    898    $    766    $    300
                                                                            ========     ========    ========    ========
                       Series C -- Investment income -- net..............   $    871     $    439          --          --
                                                                            ========     ========    ========    ========
                       Series D -- Investment income -- net..............   $    901     $    418          --          --
                                                                            ========     ========    ========    ========
                       Series E -- Investment income -- net..............   $    310           --          --          --
                                                                            ========     ========    ========    ========
=========================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
@     Commencement of operations.
++ The Fund's Preferred Stock was issued on October 19, 1998 for Series A and B, March 6, 2000 for Series C and D, and March 5, 2001 for Series E.
+++   Includes Common and Preferred Stock average net assets.
#     Aggregate total investment return.
##    Amount is less than $.01 per share.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase


                                    14 & 15

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001 or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $52,415 increase to the cost of securities and a corresponding $52,415 decrease to net unrealized appreciation, based on debt securities held as of July 31, 2001.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Offering expenses -- During the year ended July 31, 2001, underestimated offering expenses resulting from the initial issuance of Common Stock and overestimated offering expenses resulting from the initial issuance of Preferred Stock were charged to and written off to paid-in capital in excess of par, respectively.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,643 have been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2001, FAM earned fees of $2,485,792, of which $280,989 was waived.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $65,739 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $253,025,223 and $240,964,931, respectively.

Net realized losses for the year ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

--------------------------------------------------------
                                Realized     Unrealized
                                 Losses         Gains
--------------------------------------------------------
Long-term investments........  $ (26,158)   $ 22,144,190
                               ---------    ------------
Total........................  $ (26,158)   $ 22,144,190
                               =========    ============
--------------------------------------------------------

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $22,122,562, of which $22,213,219 related to appreciated securities and $90,657 related to depreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $493,095,347.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended July 31, 2001 and July 31, 2000 increased by 3,221,459 and 10,816,659, respectively, as a result of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2001 were Series A, 2.55%; Series B, 2.45%; Series C, 2.55%; Series D, 2.45% and Series E, 2.50%.

Shares issued and outstanding during the years ended July 31, 2001 and July 31, 2000 increased by 1,120 and 4,280, respectively, as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $221,958 as commissions.

5. Capital Loss Carryforward:

At July 31, 2001, the Fund had a net capital loss carryforward of approximately $35,967,000, of which $3,352,000 expires in 2006, $4,023,000 expires in 2007,
$1,794,000 expires in 2008 and $26,798,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On March 5, 2001, the Fund acquired all of the net assets of MuniHoldings New Jersey Insured Fund IV, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 2,997,815 Common Stock shares and 1,120 AMPS shares of MuniHoldings New Jersey Insured Fund IV, Inc. for 3,221,459 Common Stock shares and 1,120 AMPS


                                    16 & 17

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

shares of the Fund. MuniHoldings New Jersey Insured Fund IV, Inc.'s net assets on that date of $73,753,117, including $2,998,615 of unrealized appreciation and $1,632,890 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $501,803,182.

7. Subsequent Event:

On August 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065600 per share, payable on August 30, 2001 to shareholders of record as of August 20, 2001.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors, MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial high lights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

MetroPark, New Jersey
September 4, 2001

MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUJ


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------
                                                               [GRAPHIC OMITTED]

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide share holders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock share holders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper         #HOLDNJ2 -- 7/01